Supplement to the currently effective Statement of Additional Information, dated May 1, 2002 for all share classes of the following listed funds:

Scudder Variable Series I:

21st Century Growth Portfolio                 Growth and Income Portfolio
Balanced Portfolio                            Health Sciences Portfolio
Bond Portfolio                                International Portfolio
Capital Growth Portfolio                      Money Market Portfolio
Global Discovery Portfolio


The following amends information under the section "Distributor" in the Fund's Statement of Additional Information:

Pursuant to an underwriting agreement dated September 30, 2002, Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the "Distributor"), an affiliate of the Advisor, is the principal underwriter for the Class A and Class B shares of each Portfolio.



October 1, 2002